The date of this supplement is July 16, 2007.

F70-041 7/16/07

T. Rowe Price GNMA Fund

Supplement to prospectus dated October 1, 2006

T. Rowe Price Summit Funds, Inc.

T. Rowe Price Summit GNMA Fund

Supplement to prospectus dated March 1, 2007

The Portfolio Management paragraphs in Section 3 of the prospectuses are supplemented as follows:

Connice A. Bavely will be retiring from T. Rowe Price and stepping down from her responsibilities as chairman of the Investment Advisory Committees in the first quarter of 2008. We have begun the process of planning for Connice`s successor to assure a smooth transition of her responsibilities.